

AIM ImmunoTech

aimimmuno.com
NYSE American: AIM

Oncology Presentation

Q3 2023

Forward Looking Statements

Some of the statements included in this presentation may be forward-looking statements that involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the Private Securities

Litigation Reform Act of 1995. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. We are in various stages of seeking to determine whether Ampligen® will be effective in the treatment of multiple types of viral diseases, cancers, and immune-deficiency disorders and the presentation sets forth our current and anticipated future activities. These activities are subject to change for a number of reasons. Significant additional testing and trials will be required to determine whether Ampligen® will be effective in the treatment of these conditions. Results obtained in animal models do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen® will be efficacious in humans. No assurance can be given as to whether current or planned clinical trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. In addition, initiation of planned clinical trials may not occur secondary to many factors including lack of regulatory approval(s) or lack of study drug. Even if these clinical trials are initiated, we cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Some of the world's largest pharmaceutical companies and medical institutions are working on a treatment for COVID-19. Even if Ampligen® proves effective in combating the virus, no assurance can be given that our actions toward proving this will be given first priority or that another treatment that eventually proves capable will not make our efforts ultimately unproductive, as multiple vaccines are now available and major pharma companies are working to develop their own disease treatments. We recognize that all cancer centers, like all medical facilities, must make the pandemic their priority. Therefore, there is the potential for delays in clinical trial enrollment and reporting in ongoing studies. No assurance can be given that future studies will not result in findings that are different from those reported in the studies referenced in the presentation. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. In addition, many countries, including Argentina, are dealing with COVID-19 outbreaks and have made that their primary focus. We believe that this may be delaying our commercialization of Ampligen® in Argentina until COVID-19 is more under control. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

Please review the "Risk Factors" section in our latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our filings are available at www.aimimmuno.com. The information found on our website is not incorporated by reference into this presentation and is included for reference purposes only.

Ampligen (Rintatolimod) Highlights

Broadly applicable immune therapy with the potential to be used in a wide range of indications

Six Orphan Drug indications (Pancreatic cancer (EU and US), Chronic Fatigue Syndrome (CFS), Melanoma, Renal Cell Carcinoma, HIV (US) and Ebola Virus Disease (EU and US)

Commercial production is on track for a launch in Argentina for CFS

- **Immuno-Oncology**
  - Combination Therapy Phase I/II
  - Single Agent EAP
- **ME/CFS**
  - Phase III in US
  - Approved in Argentina
- **Vaccine Enhancer**
  - Phase I/II

Ampligen (Rintatolimod) in Immuno-Oncology

Investigated in a variety of cancers as either a standalone agent or in combination with chemotherapeutics and/or checkpoint inhibitors

Pre-clinical data demonstrates Ampligen's ability to boost the activity of PD-1/PD-L1 checkpoint blockage

Research collaborations:

UPMC — ROSWELL PARK — University of Nebraska Medical Center

Pancreatic cancer clinical program underway in Europe at Erasmus MC

Successful Early Access Program, Phase 1, and Phase 2 clinical studies in a variety of solid tumors, including pancreatic, colorectal, renal cell carcinoma, melanoma, ovarian cancer and triple-negative breast cancer

Ampligen has a robust safety data package to support rapid development in immuno-oncology

No other TLR3 agonist has such a well-developed safety profile

Priority Oncology Pipeline

Indications	Approach	Preclinical	Phase 1	Phase 2	Phase 3	Highlights
Pancreatic: Locally Advanced Adenocarcinoma	Ampligen® following FOLFIRINOX					Patient Recruitment Underway 1st Patient Enrolled Expected 2023
Pancreatic: Late-Stage; Early Access Program	Single Agent					Early Access Program
Pancreatic: Metastatic Ductal Adenocarcinoma	Ampligen® and Durvalumab					Study Launch Expected Q4 2023
Ovarian: Advanced, Recurrent	Ampligen® and Pembrolizumab					Announce Protocol-Planned Interim Results Q3 2023
Breast: Metastatic Triple Negative	Chemokine Modulatory Regimen / Pembrolizumab					Data Published April 2022
Breast: Early-Stage Triple Negative	Chemokine Modulatory plus Neoadjuvant Chemo					Study Complete and Publication Expected 2023
Colorectal: Metastatic to the Liver	Chemokine Modulatory Regimen					Final Data Published April 2022
Melanoma: Refractory	Single Agent					Enrollment Ongoing
Prostate: Early-Stage	Ampligen and Aspirin plus Interferon-alpha 2b					Enrollment Ongoing

Clinical Safety Record of Ampligen (dsRNA)

Generally well-tolerated, with approximately 100,000 IV doses administered in humans

Serious adverse event (SAE) profile shows no clinically significant differences compared to placebo

No evidence of autoimmunity

FDA Advisory Committee voted in majority that the safety profile of Ampligen was adequate for approval for the treatment of CFS

Ampligen (Rintatolimod) Mechanism of Action

Unique among TLR agonists in its mechanism of action, specificity and safety profile

As a TLR3 agonist it activates the TRIF adaptor pathway which avoids the systemic inflammatory MyD88 pathway used by all other TLRs

Only TLR3 agonist to avoid helicase activation of NF-κB. Natural dsRNAs and poly IC which activate NF-κB in the tumor microenvironment (TME) ↑Tregs and have the potential to enhance cancer cell proliferation (Theodoraki, et al. 2018)

Induces wide range of immunologic / antitumor activities

The Immunological Activity of Ampligen has been Demonstrated in a Wide Body of Literature

Immunological Activity	Reference(s)*
Only TLR3 agonist to promote selective attraction of CTLs (Teff) with concomitant reduction in Treg attraction in the TME	Theodoraki, et al. (2018)
Increases Natural Killer (NK) cell activity	Zarling, et al. (1980)
Phase I/II colorectal cancer trial of Ampligen plus rIFNα-2b and celecoxib showed increase ratio of CXCL10 (CTL-attractant) to CCL22 (Treg-attractant) and increase ratio of CTL/Treg markers	Kalinski, et al. (2016)
Induces epitope spreading and cross-reactive IgA antibody formation in humans	Overton, et al. (2014)
Induces dendritic cell maturation: Enhances bioactivity of cancer immunotherapy	Nicodemus, et al. (2010)
↑ Teff-attracting chemokine (CXCL10) in the tumor microenvironment (TME)	Theodoraki, et al. (2018); Kalinski Unpub. Data

* Full reference citations available upon request

The Immunological Activity of Ampligen has been Demonstrated in a Wide Body of Literature – *cont'd*

Immunological Activity	Reference(s)*
Promotes optimal dendritic cell maturation and Th1-type responses of healthy donors and cancer patients	Navabi, et al. (2009)
Induces epitope spreading and cross-protective immunity in mice	Ichinohe, et al. (2007)
Increases Delayed Type Hypersensitivity (DTH) response in HIV disease	Thompson, et al. (1996)
Increases LAK cytotoxicity	Hubbell, et al. (1992b)
Increases antitumor immune mechanisms and survival in animal models of renal cell carcinoma and melanoma	Hubbell, et al. (1992a); Hubbell, et al. (1990)
Induction of macrophage tumoricidal activity	Pinto, et al. (1988)

* Full reference citations available upon request

AIM ImmunoTech

Ampligen Induces Dendritic Cell Maturation and Enhances T-cell Activation

Increased IL-12, HLA Class 1 and II, CD83, CD86, CD40, CCR7



Isotype
Class I
CD83
CCR7
Events
FL2-H
FL1-H

Human monocyte-derived DC generated from a healthy donor were treated with poly(I:C_{12}U) in vitro (100 µg/ml) for 48 h.



(a)
IL-12p70 pg/ml
1600
1400
1200
1000
800
600
400
200
0
10
20
50
80
300
Poly(IC12U) µg/ml
(b)
IL-12p70 pg/ml
600
500
400
300
200
100
0
Untreated
Poly IC
Poly(IC12U)
4h
19h
27h
48h
Time of incubation

Ampligen stimulates IL-12p70 production by DC in a dose dependent (a) and sustained manner (b)



CD14
CD86
Class II
CD40
0.15%
93%
96%
51%
Isotype
Antibody

Phenotypic maturation of DC treated with poly(I:C_{12}U): Immature monocyte-derived DC on day 5 of culture, were incubated with 100 µg/ml poly(I:C_{12}U) for 2 days.



(a)
% Cytotoxicity
PBMC + DCE7 + poly(IC12U)
PBMC + DCE7
Unstimulated PBMC
Effector : target ratio
15
30
60
(b)
% Cytotoxicity
PBMC + DC Tumour lysate + poly(IC12U)
PBMC + DC Tumour lysate
Unstimulated PBMC
Effector : target ratio

Poly(I:C_{12}U)-treated DC are powerful inducers of cytotoxic T cells. (a). HLA-A*0201-restricted HPV-16 E7 peptide-specific CTL were generated from the PBMC of a healthy volunteer by culturing T cells with peptide-pulsed day 5 DC in the presence of poly(IC_{12}U) (triangles) or absence of the poly(I:C_{12}U)(circles) or in the absence of DC and peptide (squares) for 7 days following two weeks of expansion. E7 peptide pulsed autologous BLCL were used as targets in a standard Cr^{51}-release assay. (b). CTL were generated as above with Caski cell lysate (protein = 100 µg/ml) as antigen. Cytotoxicity was measured against Cr^{51}-labelled Caski tumour cells.

https://doi.org/10.1016/j.vaccine.2008.10.024

Ampligen Induces Dendritic Cell Maturation and Enhances T-cell Activation


pg/mL
100000
10000
1000
100
10
1
TNF-α/IFN-α
PolyIC12U
***
*
IL-4
IL-6
IL-10
IL-12 (p70)
IFN-γ
MCP-1
MIP-1α
TNF-α

Above: Supernatants from dendritic cell cultures that were matured with polyI:C_{12}U (25 µg/mL) or TNF-α/IFN-α were assayed for a panel of cytokines by Multiplex assay. * $p < .05$; *** P<=.01.

Right: Three rounds of in vitro sensitization to potentiate CD4 and CD8 T cells in response to CA125 or CA125 immune complex was evaluated by flow cytometry. polyI:C_{12}U (25 µg/mL) or tumor necrosis factor-α (*TNF-α*)/interferon-α (*IFN-α*) was used in each maturation round. The *hatched bars* in each antigen condition in the figure represent the addition of polyI:C_{12}U (25 µg/mL) and peripheral blood mononuclear cells (T-cell depleted) to the final lymphocyte culture 12-24 hours before the intracellular cytokine procedure.


CD4
% CD4+IFN-γ+ T cells
30
25
20
15
10
5
TNF-α/IFN-α
PolyIC12U
PolyIC12U + PBMC
CD8
% CD8+IFN-γ+ T cells
8
6
4
2
0
0 µg/mL
50 µg/mL
500 µg/mL
5000 µg/mL
CA125
CA125+B43.13 (5 µg/mL)

https://doi.org/10.1016/j.ajog.2009.12.001

Ampligen Increases NK and Mϕ Activity


NK Activity
% Lysis YAC-1 target
70
60
50
40
30
20
10
0
*
*
*
*
0
1
2
4
8
Ampligen (mg/kg)


Mϕ antitumor activity
% Lysis LL target
70
60
50
40
30
20
10
0
*
*
*
0
1
2
4
8
Ampligen (mg/kg)

Dose - response effect of Ampligen on splenic NK activity and peritoneal Mϕ antitumor activity. * $p < 0.05$

https://doi.org/10.1016/0192-0561(88)90050-1

Early Pre-Clinical and Clinical Studies Indicated the Potential of Ampligen in Oncology

Human Tumor Xenografts Show Antitumor Activity of Ampligen in Nude Mouse Models	Bladder Carcinoma, Melanoma, Renal Cell Carcinoma (RCC)
Phase I/II Ampligen Clinical Experience in Melanoma and Renal Cell Carcinoma	Renal Cell Carcinoma (N= 36) for 25 in "high dose" group (>200mg) disease stabilization was the primary response observed (also one CR and one PR) and favorable survival data relative to historical controls and the "low dose" cohort Melanoma 2 of 9 patients >200 mg (22%) experienced durable CRs

Early Pre-Clinical and Clinical Studies Indicated the Potential of Ampligen in Oncology

Melanoma



Ampligen (300mg twice weekly)
Partial Response
Complete Response
Volume of Right Axillary Tumor Mass
25
20
15
10
5
0
-50
-25
0
25
50
75
Days on Ampligen

Renal Cell Carcinoma

	Ampligen Dose Level	
Response Parameter	Low (10-120 mg)	High (200-1000 mg)
Number of Patients	11	25
Elson Risk Group	4	3
Elson Predicted Survival* (Median)	3.4	5.3
Actual Survival* (Median)	3.7	20.4[a]

*Months

[a] $p < 0.0005$, compared to historical controls (Elson et al. Cancer Res. 48:73107313,1988); $p < 0.0001$, compared to low dose group. All survival calculations were adjusted for the individual group strata.

Pre-treatment



R
L

Post-treatment



R
L

Source: Strayer DR, unpublished data

Recent Pre-Clinical Advances of Ampligen

Mouse Models in Oncology, Immuno-Oncology and Checkpoint Blockade Therapy



Melanoma

Ampligen + Anti PD-L1



Pancreatic Cancer

Ampligen + Anti PD-L1



Colorectal Carcinoma

Ampligen + Anti PD-1

Ampligen Induced Anti-Tumor Synergy with Checkpoint Blockage*

- Synergistic with anti-PD-L1, yielding an increased anti-tumor response in a B16 mouse melanoma model
- The decrease in tumor size was significant for the Ampligen 250 µg + anti-PD-L1 cohort compared to anti-PD-L1 cohort alone ($p=0.023$)
- Addition of Ampligen to anti-PD-L1 increased the objective response rate 3-fold, from 10% with anti-PD-L1 alone to 30% with the combination

* Conducted by Dr. Esteban Celis

Synergistic Effects in Combination with Checkpoint Inhibitor, Anti-PD-L1

University of Nebraska Medical Center
BREAKTHROUGHS FOR LIFE.

Pancreatic Cancer Mouse Model

Synergistic Increase in Median Survival



Control
Ampligen
Percent survival
No. of days post challenge
Control
Anti-PD-L1
Percent survival
No. of days post challenge
Control
Anti-PD-L1+Amp
Percent survival
No. of days post challenge

Synergistic Increase in Time to Progression



Control
Ampligen
Time-to-tumor progression (TTP)
No. of days post challenge
Control
Anti-PD-L1
Time-to-tumor progression (TTP)
No. of days post challenge
Control
Anti-PD-L1+Amp
Time-to-tumor progression (TTP)
No. of days post challenge

Increase in Median Survival Combining Ampligen® with Anti-PD-1

UPMC
LIFE CHANGING MEDICINE

Colorectal Carcinoma Mouse Model



Ampligen+anti-PD-1
Anti-PD-1
Control
Percent Survival
100
80
60
40
20
0
0
20
40
60
80
Days

AIM

Recent Clinical Advances of Ampligen in Oncology, Immuno-Oncology, and Checkpoint Blockade Therapy

Pancreatic Cancer	Advanced Recurrent Ovarian Cancer	Stage 4 Metastatic Triple Negative Breast Cancer	Early-Stage Triple Negative Breast Cancer	Stage 4 Colorectal Cancer Metastatic to the Liver	Early-Stage Prostate Cancer	Refractory Melanoma
FOLFIRINOX followed by Ampligen in metastatic and locally advanced (Early Access Program)	Ampligen + Celecoxib + Intron-A (NCT02432378) Ampligen + Pembrolizumab + Cisplatin (NCT03734692)	Ampligen + Celecoxib + Intron-A + Pembrolizumab (NCT03599453)	Ampligen + Celecoxib + Intron-A + Neoadjuvant chemotherapy (NCT04081389)	Ampligen + Celecoxib + Intron-A (NCT03403634)	(NCT03899987)	(NCT04093323)

Objectives of These Studies

Reprogramming of the Tumor Microenvironment to Convert "Cold" Tumors Into "Hot" Tumors that will be Responsive to Checkpoint Blockage

↑ Intratumoral Teff Cells

↓ Intratumoral Treg Cells

Goal is to unleash the cellular immune response to attack and destroy cancer cells and increase survival

Ampligen is the only TLR3 agonist to promote selective attraction of CTLs (Teff) with concomitant reduction in Treg attraction in the tumor microenvironment (Theodoraki, et al. 2018)

Ensuring Effective Chemokine Modulation in Tumors is Important for Teff Cell Infiltration and Increased Survival

High levels of CXCL10 in tumors is associated with enhanced infiltration of CTLs (Teff) cells and increased survival in colorectal cancer and melanoma

In contrast, high levels of CCL22 which preferentially attracts Tregs is associated with reduced survival

Ampligen

Ampligen (dsRNA/TLR3) containing cocktails have shown an ability *in vivo* to **increase CXCL10 and decrease CCL22** intratumorally with associated increase in the Teff/Treg ratio in patients with colorectal cancer (Kalinski, et al. 2016)

Metastatic Triple Negative Breast Cancer

CKM (Ampligen + Intron-A + Celecoxib) Followed by Pembrolizumab (NCT03599453)

Waterfall Plot


Best Response
PD
SD
*Increase in non-target lesions
**PD per RECIST v1.1, continued
to have partial response later
Tumor Size Change %
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
04
05
06
02
08
07
03
01
Patients

Swimmer's Plot


Patients on the study
01
02
03
04
05
06
07
08
PD
SD
Death
Surv Time
Time to PD
0 3 6 9 12 15 18 21 24 27 30
Treatment Time (Months)



Pre-CKM



Post CKM +pembrolizumab#1



Post CKM and pembrolizumab#3

Additional patient (non-evaluable) had a rapid change, i.e., approximately 1 week after treatment, (breast tumor autoamputation and suppression of metastatic activity). Due to this change, treatment was discontinued and so subject departed study.

Advanced Recurrent Ovarian Cancer

IP cisplatin with IV pembrolizumab and IP Ampligen
Phase II, single arm, efficacy/safety trial (NCT03734692)



Responders
Nonresponders
Percent Survival
100
50
0
0
10
20
30
40
Months until progression



Evaluable Response
Complete 16%
Partial 23%
Stable 23%
Progression 38%
Complete
Partial
Stable
Progression

Formal Interim Analysis report expected late Q3 2023

AIM

Promising Late-Stage Pancreatic Cancer Results From Early Access Program (EAP) Published in *Cancers*

Statistically Significant Increased Overall Survival Compared to Historical Controls in Treatment of Late-Stage Pancreatic Cancer

Site: Erasmus University, The Netherlands, conducted by Professor CHJ van Eijck, MD, PhD

Eligibility: Adults with metastatic or locally advanced pancreatic carcinoma following FOLFIRINOX

Survival Data:

- Median overall survival (OS) was 19 months in the Ampligen® cohort compared to 12 months for a well-matched historical control group (p=0.035)
- 19 months OS in Ampligen® cohort represents 7.9 month increase survival benefit compared to current standard of care (FOLFIRINOX followed by gemcitabine), which yields 11.1 months OS

Received IND clearance from the U.S. FDA to initiate Phase 2 study in locally advanced pancreatic cancer patients

Ampligen Maintenance Therapy after FOLFIRINOX Improves Overall and Progression-Free Survival

Progression-free survival	Overall survival



PFS (%)
100
50
0
p=0.0069
0
12
24
36
Time in months since start FOLFIRINOX
Rintatolimod
Subset matched controls



OS (%)
100
50
0
p=0.0157
0
12
24
36
48
Time in months since start FOLFIRINOX
Rintatolimod
Subset matched controls

Study population:
Patients with metastatic or locally advanced non operable pancreatic cancer with stable disease after FOLFIRINOX

Erasmus MC

Long-Term Survivors Exhibit Decreased SIII and NLR as well as Increased B-Cell Counts


(A)
SIII
Systemic Immune Inflammation Index
5000
4000
3000
2000
1000
0
*
**
short-term baseline
short-term 6 weeks
long-term baseline
long-term 6 weeks
(B)
NLR
Neutrophils to Lymphocytes Ratio
15
10
5
0
*
**
short-term baseline
short-term 6 weeks
long-term baseline
long-term 6 weeks
(C)
B-Cells
Counts per microLiter
800
600
400
200
0
*
short-term baseline
short-term 6 weeks
long-term baseline
long-term 6 weeks

(A) Systemic immune inflammation Index (SIII) in short-term survivors (n=9) and long-term survivors (n=9). * p=0.010, ** p=0.005 (Mann-Whitney U test).
(B) Neutrophil to lymphocyte ratio (NLR) in short-term and long-term survivors * p=0.006, ** p=0.014 (Mann-Whitney U test).
(C) B cells in circulating blood of short-term and long-term survivors * p=0.002 (Mann-Whitney U test).
el Haddaoui *Cancers* **2022**, *14*, 1377. https://doi.org/10.3390/cancers14061377

Upcoming Oncology Trials of Ampligen

Phase 2 Study

FOLFIRINOX followed by Ampligen for locally advanced pancreas cancer (AMP-270) (NCT05494697)

Sites currently open and recruiting patients

Collaboration

between Erasmus MC and Astra Zeneca

Combinatorial therapy of Ampligen and durvalumab following FOLFIRINOX in patients with metastatic pancreas cancer

Summary of Recent Ampligen Data Publications

AACR ANNUAL MEETING 2022 New Orleans
American Association for Cancer Research

Negative impact of paclitaxel on human breast tumor microenvironment and its reversal by the combination of interferon-α with TLR3 agonist rintatolimod

Initial results of a phase II study evaluating a chemokine-modulatory (CKM) regimen in patients with colorectal cancer metastatic to the liver

Systemic Rintatolimod and Interferon-α2b selectively reprogram local tumor microenvironment in patients with metastatic triple negative breast cancer for enhanced influx of cytotoxic T-lymphocytes but not regulatory T-cells

Combined loco-regional and systemic, triple agent chemoimmunotherapy increases biomarkers of T cell chemotaxis in ovarian cancer

cancers

Rintatolimod (Ampligen®) Enhances Numbers of Peripheral B Cells and Is Associated with Longer Survival in Patients with Locally Advanced and Metastasized Pancreatic Cancer Pre-Treated with FOLFIRINOX: A Single-Center Named Patient Program

Rintatolimod Induces Antiviral Activities in Human Pancreatic Cancer Cells: Opening for an Anti-COVID-19 Opportunity in Cancer Patients?

Annals of SURGICAL ONCOLOGY
An Oncology Journal for Surgeons

Phase II Trial of Adjuvant Dendritic Cell Vaccine in Combination with Celecoxib, Interferon-α, and Rintatolimod in Patients Undergoing Cytoreductive Surgery and Hyperthermic Intraperitoneal Chemotherapy for Peritoneal Metastases

Journal for ImmunoTherapy of Cancer

Safety and efficacy of de-escalated neoadjuvant chemoimmunotherapy of triple negative breast cancer (TNBC) using chemokine-modulating regimen (rintatolimod, IFN-α2b, celecoxib)

15th IHPBA World Congress

Rintatolimod: A potential therapeutic molecule for human pancreatic cancer cells expressing Toll-Like Receptor 3

Treating Pancreatic Ductal Adenocarcinoma Patients with Rintatolimod: Hitting Two Targets with One Arrow?

Priority Oncology Pipeline

Indications	Approach	Preclinical	Phase 1	Phase 2	Phase 3	Highlights
Pancreatic: Locally Advanced Adenocarcinoma	Ampligen® following FOLFIRINOX					Patient Recruitment Underway 1st Patient Enrolled Expected Q2 2023
Pancreatic: Late-Stage; Early Access Program	Single Agent					Early Access Program
Pancreatic: Metastatic Ductal Adenocarcinoma	Ampligen® and Durvalumab					Study Launch Expected Q4 2023
Ovarian: Advanced, Recurrent	Ampligen® and Pembrolizumab					Announce Protocol-Planned Interim Results Q3 2023
Breast: Metastatic Triple Negative	Chemokine Modulatory Regimen / Pembrolizumab					Data Published April 2022
Breast: Early-Stage Triple Negative	Chemokine Modulatory plus Neoadjuvant Chemo					Study Complete and Publication Expected 2023
Colorectal: Metastatic to the Liver	Chemokine Modulatory Regimen					Final Data Published April 2022
Melanoma: Refractory	Single Agent					Enrollment Ongoing
Prostate: Early-Stage	Ampligen and Intron A					Enrollment Ongoing

Conclusion

Ampligen

Data indicate potential to extend time to progression and death as well as modulate the immune response both systemically and in the tumor microenvironment

Shown potential in a variety of cancers as either a standalone agent or in combination with chemotherapeutics and/or checkpoint inhibitors

Generally well tolerated and has a very well-established safety profile with over 100,000 IV doses administered

AIM ImmunoTech

aimimmuno.com
NYSE American: AIM



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